Power of Attorney

I, Virginia G. Breen, the undersigned Director of A&Q Long/Short Strategies Fund LLC (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys and Michael Kim as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ Virginia G. Breen
Name:	Virginia G. Breen
Title:	Director

Dated as of March 2, 2017

Power of Attorney

I, Meyer Feldberg, the undersigned Director of A&Q Long/Short Strategies Fund LLC (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys and Michael Kim as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ Meyer Feldberg
Name:	Meyer Feldberg
Title:	Director

Dated as of March 1, 2017

Power of Attorney

I, George W. Gowen, the undersigned Director of A&Q Long/Short Strategies Fund LLC (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys and Michael Kim as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ George W. Gowen
Name:	George W. Gowen
Title:	Director

Dated as of March 1, 2017
Power of Attorney

I, Stephen H. Penman, the undersigned Director of A&Q Long/Short Strategies Fund LLC (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys and Michael Kim as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ Stephen H. Penman
Name:	Stephen H. Penman
Title:	Director

Dated as of March 1, 2017